Subsequent Events (Details)	3 Months Ended
Mar. 31, 2023 USD ($) $ / shares shares
Subsequent Events [Abstract]
Base salary (in Dollars) | $	$ 508,000
Incentive bonus, percentage	75.00%
Aggregate grant date fair value | $ / shares	$ 889,000
Aggregate grant date fair value price | $ / shares	$ 11
Granted stock options (in Shares) | shares	1.5
Employment agreements	(i) an annualized base salary of $400,000, (ii) eligibility to receive an annual cash incentive bonus in an amount up to 50% of his then-applicable base salary, based upon the achievement of certain performance objectives established by the Board at its sole discretion, which goals may extend over multiple years, (iii) participation in the Company’s employee benefit and welfare plans, and (iv) an initial option
Aggregate fair value (in Dollars) | $	$ 600,000